SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): January 15, 2003



                        CHANGE TECHNOLOGY PARTNERS, INC.
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               (Exact name of registrant as specified in charter)



     Delaware                       0-13347                    06-152875
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  (State or other                (Commission                 (IRS Employer
  jurisdiction of                File Number)              Identification No.)
  incorporation)




    537 Steamboat Road, Greenwich, Connecticut                    06830
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    (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code:  (203) 661-6942
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                                       N/A
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          (Former name or former address, if changed since last report)


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Item 5.    Other Events

                  On January 15, 2003, Change Technology Partners, Inc. (the "Company") entered into a Purchase Agreement, dated as of January 15, 2003 (the "Purchase Agreement"), between Sunshine III, LLC, a Colorado limited liability company ("Sunshine"), and the Company.

                  Pursuant to the Purchase Agreement, Sunshine purchased 250,000 shares of common stock of Excelsior Radio Networks, Inc., a Delaware corporation ("Excelsior"), and a warrant to purchase 482,955 shares of common stock of Excelsior, dated as of August 28, 2001, from the Company.




Item 7.    Financial Statements and Exhibits

                  (c)      Exhibits

                           Exhibit Number                 Description
                           --------------       --------------------------------

                                10.1            Purchase Agreement between
                                                Sunshine III, LLC and Change
                                                Technology Partners, Inc.,
                                                dated January 15, 2003.





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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHANGE TECHNOLOGY PARTNERS, INC.



Date: January 17, 2003                 By: /s/ William Avery
                                           -------------------------------------
                                           William Avery
                                           President and Chief Executive Officer




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


                                  EXHIBIT INDEX



EXHIBIT NUMBER                              DESCRIPTION
--------------           ----------------------------------------------------

      10.1 Purchase Agreement between Sunshine III, LLC and Change Technology Partners, Inc., dated January 15, 2003.




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